Income Taxes (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate
Expected income tax expense at Federal tax rate	$ 1,917	$ 1,735
State tax expense, net of federal benefit	65	17
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(686)	(723)
Effective Income Tax Rate Reconciliation, Other Reconciling Items, Amount	(346)	(316)
Other, net	(111)	20
Total	$ 1,061	$ 693
Effective tax rate	18.80%	13.60%